Exhibit 99.1

Shore Bancshares Reports 2015 Results

EASTON, Md., Jan. 21, 2016 /PRNewswire/ -- Shore Bancshares, Inc. (NASDAQ: SHBI) reported net income of $2.163 million or $0.17 per diluted common share for the fourth quarter of 2015, compared to net income of $1.909 million or $0.15 per diluted common share for the third quarter of 2015, and net income of $1.226 million or $0.10 per diluted common share for the fourth quarter of 2014. The Company reported net income of $7.108 million or $0.56 per diluted common share for fiscal year 2015, compared to net income of $5.051 million or $0.46 per diluted common share for fiscal year 2014.

When comparing the fourth quarter of 2015 to the third quarter of 2015, net income increased due to higher net interest income due to increased loan volume and lower noninterest expenses. When comparing the fourth quarter of 2015 to the fourth quarter of 2014, the improved results were driven by an increase in net interest income due to higher loan volume, resulting in a shift from lower to higher yielding assets coupled with a decrease in provision for credit losses and a decline in operating expenses. When comparing fiscal year 2015 to fiscal year 2014, improved earnings were due to an increase in net interest income of $1.5 million, a decline in provision for credit losses of $1.3 million, and the reduction of noninterest expenses of $2.0 million. These improvements were partially offset by a decrease in noninterest income of $1.4 million.

"2015 was an exciting year for our Company," said Lloyd L "Scott" Beatty Jr. "The removal of the Consent Order from The Talbot Bank was a significant achievement that has enabled us to once again focus on the future. We have already produced consistent quarterly earnings growth and we were able to restore our shareholder dividend during the year. As we look forward to 2016 we have put plans in place to strengthen our core deposits, continue to grow our loan portfolio and expand our insurance and wealth management businesses thereby reasserting Shore Bancshares as the dominant financial services company in our market."

Balance Sheet Review
Total assets were $1.135 billion at December 31, 2015, a $34.7 million, or 3.2%, increase when compared to $1.100 billion at the end of 2014. The higher amount of total assets is the result of significant loan growth of $84.4 million, primarily in the consumer and commercial real estate loan portfolios of $44.5 and $29.8 million, respectively. The significant growth in the loan portfolio was partially funded by deposit growth of $26.5 million and a decrease in investment securities of $24.4 million.

Total deposits at December 31, 2015 increased $26.5 million, or 2.8%, when compared to December 31, 2014. The increase in total deposits was mainly due to an increase in noninterest-bearing deposits of $35.9 million, partially offset by a decrease in interest-bearing transaction accounts of $9.4 million. Total stockholders' equity increased $6.5 million, or 4.6%, when compared to the end of 2014 due to current year's earnings, partially offset by common stock dividends paid to shareholders of $506 thousand. At December 31, 2015, the ratio of total equity to total assets was 12.95% and the ratio of total tangible equity to total tangible assets was 11.93%, higher than the 12.77% and 11.70%, respectively, at December 31, 2014.

Review of Quarterly Financial Results
Net interest income was $9.3 million for the fourth quarter of 2015, compared to $9.0 million for the third quarter of 2015 and $8.6 million for the fourth quarter of 2014. The increase in net interest income for the fourth quarter of 2015 when compared to the third quarter of 2015 was the direct result of increased loan volume and lower rates paid on interest-bearing deposits. When comparing the fourth quarter of 2015 to the fourth quarter of 2014, significant loan growth resulted in an increase in average loans of $78.1 million. The Company's net interest margin was 3.45% for the fourth quarter of 2015, compared to 3.43% for the third quarter of 2015 and 3.35% for the fourth quarter of 2014. The increase in net interest margin was primarily due to the increase in loan volume which was partially funded by short term lower yielding investments.

The provision for credit losses was $475 thousand for the fourth quarter of 2015, $410 thousand for the third quarter of 2015 and $650 thousand for the fourth quarter of 2014. The higher level of provision for credit losses when comparing the fourth quarter of 2015 to the third quarter of 2015 was primarily due to growth in the loan portfolio. The level of provision for credit losses decreased when comparing the fourth quarter of 2015 to the fourth quarter of 2014, despite the growth in the loan portfolio, primarily due to declines in nonaccrual loans and troubled debt restructurings ("TDRs") as well as net charge-offs. Net charge-offs were $257 thousand for the fourth quarter of 2015, $229 thousand for the third quarter of 2015 and $1.6 million for the fourth quarter of 2014. The ratio of annualized net charge-offs to average loans was 0.13% for the fourth quarter of 2015, 0.12% for the third quarter of 2015 and 0.88% for the fourth quarter of 2014. The ratio of the allowance for credit losses to period-end loans was 1.05% at December 31, 2015, higher than the 1.04% at September 30, 2015 and lower than the 1.08% at December 31, 2014.

At December 31, 2015, nonperforming assets, excluding TDRs, were $16.4 million, an increase of $321 thousand, or 2.0%, when compared to September 30, 2015 and a decrease of $893 thousand, or 5.2%, when compared to December 31, 2014. Additionally, accruing TDRs were $15.5 million at December 31, 2015, a decrease of $936 thousand, or 5.7%, when compared to September 30, 2015 and a decrease of $1.2 million, or 7.1% when compared to December 31, 2014. The positive trend in nonperforming assets and TDRs when comparing December 31, 2015 to both September 30, 2015 and December 31, 2014 was mainly accomplished through continued workout efforts and charge-offs over the last 12 months. At December 31, 2015, the ratio of nonperforming assets to total assets was 1.44%, slightly higher than the 1.43% at September 30, 2015 and lower than the 1.57% at December 31, 2014. In addition, the ratio of accruing TDRs to total assets at December 31, 2015 was 1.37%, compared to 1.47% at September 30, 2015 and 1.52% at December 31, 2014, which reflects improved credit quality in the loan portfolio.

Total noninterest income for the fourth quarter of 2015 decreased $267 thousand, or 6.8%, when compared to the third quarter of 2015 and increased $167 thousand, or 4.8%, when compared to the fourth quarter of 2014. The decrease from the third quarter of 2015 was primarily due to lower retail insurance commissions which are typically higher in the first and third quarters of the Company's fiscal year, resulting in a decline of $347 thousand. The decline in retail commissions was partially offset by increases in service charges on deposit accounts and a gain on sale of other real estate owned "OREO" property. The increase from the fourth quarter of 2014 of $167 thousand was the result of increases in service charges on deposit accounts, bank service fees, and a gain on sale of OREO property, offset by a decline in trust and investment fee income.

Total noninterest expense for the fourth quarter of 2015 decreased $446 thousand, or 4.7%, when compared to the third quarter of 2015 and decreased $560 thousand, or 5.9%, when compared to the fourth quarter of 2014. The decrease from the third quarter of 2015 was due to decreases in salary and wages which resulted from lower insurance commission expense and lower legal and professional fees. The decrease from the fourth quarter of 2014 was primarily due to lower legal and professional fees, lower FDIC insurance assessments, lower costs associated with customer collections and decreased write-downs on OREO properties.

Review of 2015 Financial Results
Net interest income for 2015 was $35.5 million, an increase of $1.5 million, or 4.4%, when compared to 2014 due to an increase in average earning assets of $41.9 million. The increase in interest income was primarily due to higher average balances on loans and lower average balances and rates paid on time deposits. Although the yields on loans declined compared to 2014, the funding of loan growth with lower cost liabilities partially offset the decrease in yields on interest earning assets. The increase in the average balance of loans along with the decrease in rates on interest bearing deposits resulted in the net interest margin remaining unchanged at 3.43% for both 2015 and 2014.

The provision for credit losses for 2015 and 2014 was $2.1 million and $3.4 million, respectively, while net charge-offs were $1.5 million and $6.4 million, respectively. The ratio of annualized net charge-offs to average loans was 0.19% for 2015 and 0.90% 2014.

Total noninterest income for 2015 decreased $1.4 million, or 8.1%, when compared to 2014. The decrease was primarily due to the loss of wholesale insurance commissions and fees of $2.1 million from the formerly owned Tri-State General Insurance Agency ("Tri-State") which was sold late in the second quarter of 2014 for a gain of $114 thousand. Excluding Tri-State and the gain on sale, noninterest income increased $777 thousand in 2015 compared to 2014. The increases in noninterest income consisted of service charges on deposit accounts of $460 due to an initiative to raise bank fees and retail insurance commissions and contingencies of $504 thousand, offset by a decrease in trust and investment fee income of $233 thousand.

Total noninterest expense for 2015 decreased $2.0 million, or 5.1%, when compared to 2014. The sale of Tri-State reduced noninterest expenses by $1.9 million, primarily insurance agency commissions. In addition, lower write-downs on OREO property, lower FDIC insurance premium expense due to the upgraded regulatory status and financial performance of The Talbot Bank in the second quarter of 2015, and lower credit costs, almost entirely offset by increases in salary and wages, data processing and legal and professional fees contributed to the decrease in noninterest expense.

Shore Bancshares Information
Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland's Eastern Shore. It is the parent company of two Maryland chartered commercial banks, The Talbot Bank of Easton, Maryland, and CNB; one retail insurance producer firm, The Avon-Dixon Agency, LLC, with two specialty lines, Elliot Wilson Insurance (Trucking), and Jack Martin and Associates (Marine); and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name "Wye Financial & Trust". Additional information is available at www.shorebancshares.com.

Forward-Looking Statements
The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as "anticipate," "estimate," "should," "expect," "believe," "intend," and similar expressions. Although these statements reflect management's good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risk and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled "Risk Factors".

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Shore Bancshares, Inc.							Page 5 of 12
Financial Highlights
(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2015	2014	Change		2015	2014	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$ 9,293	$ 8,636	7.6%		$ 35,525	$ 34,042	4.4%
Provision for credit losses	475	650	(26.9)		2,075	3,350	(38.1)
Noninterest income	3,638	3,471	4.8		15,416	16,781	(8.1)
Noninterest expense	8,950	9,510	(5.9)		37,350	39,361	(5.1)
Income before income taxes	3,506	1,947	80.1		11,516	8,112	42.0
Income tax expense	1,343	721	86.3		4,408	3,061	44.0
Net income	$ 2,163	$ 1,226	76.4		$ 7,108	$ 5,051	40.7

Return on average assets	0.75%	0.44%	31	bp	0.64%	0.47%	17	bp
Return on average equity	5.85	3.48	237		4.93	4.04	89
Return on average tangible equity (1)	6.49	3.91	258		5.49	4.68	81
Net interest margin	3.45	3.35	10		3.43	3.43	-
Efficiency ratio - GAAP	69.10	78.40	(930)		73.21	77.31	(410)
Efficiency ratio - Non-GAAP (1)	68.84	78.28	(944)		72.95	77.12	(417)

PER SHARE DATA
Basic net income per common share	$ 0.17	$ 0.10	70.0%		$ 0.56	$ 0.46	21.7%
Diluted net income per common share	0.17	0.10	70.0		0.56	0.46	21.7
Dividends paid per common share	0.02	-	100.0		0.04	-	100.0
Book value per common share at period end	11.64	11.13	4.6
Tangible book value per common share at period end (1)	10.59	10.08	5.1
Market value at period end	10.88	9.34	16.5
Market range:
High	11.00	9.34	17.8		9.94	10.49	(5.2)
Low	10.64	9.34	13.9		8.51	8.57	(0.7)

AVERAGE BALANCE SHEET DATA
Loans	$ 785,572	$ 707,484	11.0%		$ 748,101	$ 707,381	5.8%
Investment securities	213,307	232,803	(8.4)		232,288	198,639	16.9
Earning assets	1,072,728	1,026,061	4.5		1,036,839	994,898	4.2
Assets	1,137,430	1,103,355	3.1		1,105,666	1,072,622	3.1
Deposits	978,049	950,720	2.9		949,132	932,546	1.8
Stockholders' equity	146,597	139,676	5.0		144,176	125,094	15.3

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 257	$ 1,561	(83.5)%		$ 1,454	$ 6,380	(77.2)%

Nonaccrual loans	$ 12,093	$ 13,467	(10.2)
Loans 90 days past due and still accruing	7	87	100.0
Other real estate owned	4,252	3,691	15.2
Total nonperforming assets	16,352	17,245	(5.2)
Accruing troubled debt restructurings (TDRs)	15,495	16,674	(7.1)
Total nonperforming assets and accruing TDRs	$ 31,847	$ 33,919	(6.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.95%	12.77%	18	bp
Period-end tangible equity to tangible assets (1)	11.93	11.70	23

Annualized net charge-offs to average loans	0.13	0.88	(75)		0.19%	0.90%	(71)	bp

Allowance for credit losses as a percent of:
Period-end loans	1.05	1.08	(3)
Nonaccrual loans	68.77	57.14	1,163
Nonperforming assets	50.86	44.62	624
Accruing TDRs	53.67	46.15	752
Nonperforming assets and accruing TDRs	26.11	22.69	342

As a percent of total loans:
Nonaccrual loans	1.52	1.89	(37)
Accruing TDRs	1.95	2.35	(40)
Nonaccrual loans and accruing TDRs	3.47	4.24	(77)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.05	2.41	(36)
Nonperforming assets and accruing TDRs	3.98	4.75	(77)

As a percent of total assets:
Nonaccrual loans	1.07	1.22	(15)
Nonperforming assets	1.44	1.57	(13)
Accruing TDRs	1.37	1.52	(15)
Nonperforming assets and accruing TDRs	2.81	3.09	(28)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.			Page 6 of 12
Consolidated Balance Sheets
(In thousands, except per share data)

			December 31, 2015
	December 31,	December 31,	compared to
	2015	2014	December 31, 2014
ASSETS
Cash and due from banks	$ 15,080	$ 24,211	(37.7)%
Interest-bearing deposits with other banks	54,223	68,460	(20.8)
Federal funds sold	4,508	3,552	26.9
Cash and cash equivalents	73,811	96,223	(23.3)

Investment securities available for sale (at fair value)	212,165	236,108	(10.1)
Investment securities held to maturity	4,191	4,630	(9.5)

Loans	795,114	710,746	11.9
Less: allowance for credit losses	(8,316)	(7,695)	8.1
Loans, net	786,798	703,051	11.9

Premises and equipment, net	16,864	16,275	3.6
Goodwill	11,931	11,931	-
Other intangible assets, net	1,211	1,331	(9.0)
Other real estate owned, net	4,252	3,691	15.2
Other assets	23,920	27,162	(11.9)

Total assets	$ 1,135,143	$ 1,100,402	3.2

LIABILITIES
Noninterest-bearing deposits	$ 229,686	$ 193,814	18.5
Interest-bearing deposits	745,778	755,190	(1.2)
Total deposits	975,464	949,004	2.8

Short-term borrowings	6,672	4,808	38.8
Accrued expenses and other liabilities	6,040	6,121	(1.3)
Total liabilities	988,176	959,933	2.9

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized
35,000,000 shares	126	126	-
Additional paid in capital	63,816	63,532	0.4
Retained earnings	83,097	76,495	8.6
Accumulated other comprehensive (loss) income	(72)	316	(122.8)
Total stockholders' equity	146,967	140,469	4.6

Total liabilities and stockholders' equity	$ 1,135,143	$ 1,100,402	3.2

Period-end common shares outstanding	12,631	12,618	0.1
Book value per common share	$ 11.64	$ 11.13	4.6

Shore Bancshares, Inc.						Page 7 of 12
Consolidated Statements of Operations
(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2015	2014	% Change	2015	2014	% Change
INTEREST INCOME
Interest and fees on loans	$ 9,142	$ 8,665	5.5%	$ 35,126	$ 35,140	(0.0)%
Interest and dividends on investment securities:
Taxable	854	917	(6.9)	3,602	2,957	21.8
Tax-exempt	2	3	(33.3)	10	12	(16.7)
Interest on federal funds sold	1	-	100.0	3	1	200.0
Interest on deposits with other banks	48	40	20.0	130	179	(27.4)
Total interest income	10,047	9,625	4.4	38,871	38,289	1.5

INTEREST EXPENSE
Interest on deposits	750	985	(23.9)	3,331	4,229	(21.2)
Interest on short-term borrowings	4	4	-	15	18	(16.7)
Total interest expense	754	989	(23.8)	3,346	4,247	(21.2)

NET INTEREST INCOME	9,293	8,636	7.6	35,525	34,042	4.4
Provision for credit losses	475	650	(26.9)	2,075	3,350	(38.1)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,818	7,986	10.4	33,450	30,692	9.0

NONINTEREST INCOME
Service charges on deposit accounts	806	629	28.1	2,867	2,407	19.1
Trust and investment fee income	348	478	(27.2)	1,627	1,860	(12.5)
Investment securities gains	-	23	(100.0)	-	23	(100.0)
Insurance agency commissions	1,760	1,736	1.4	8,274	9,525	(13.1)
Other noninterest income	724	605	19.7	2,648	2,966	(10.7)
Total noninterest income	3,638	3,471	4.8	15,416	16,781	(8.1)

NONINTEREST EXPENSE
Salaries and wages	4,366	4,305	1.4	17,540	17,600	(0.3)
Employee benefits	890	956	(6.9)	3,905	4,092	(4.6)
Occupancy expense	583	570	2.3	2,420	2,339	3.5
Furniture and equipment expense	215	234	(8.1)	926	975	(5.0)
Data processing	809	766	5.6	3,260	3,006	8.4
Directors' fees	114	99	15.2	470	474	(0.8)
Amortization of intangible assets	33	33	-	133	201	(33.8)
Insurance agency commissions expense	-	-	-	-	906	(100.0)
FDIC insurance premium expense	281	402	(30.1)	1,214	1,636	(25.8)
Write-downs of other real estate owned	39	192	(79.7)	127	658	(80.7)
Legal and professional fees	440	619	(28.9)	2,380	2,055	15.8
Other noninterest expenses	1,180	1,334	(11.5)	4,975	5,419	(8.2)
Total noninterest expense	8,950	9,510	(5.9)	37,350	39,361	(5.1)

Income before income taxes	3,506	1,947	80.1	11,516	8,112	42.0
Income tax expense	1,343	721	86.3	4,408	3,061	44.0

NET INCOME	$ 2,163	$ 1,226	76.4	$ 7,108	$ 5,051	40.7

Weighted average shares outstanding - basic	12,631	12,615	0.1	12,629	10,945	15.4
Weighted average shares outstanding - diluted	12,645	12,625	0.2	12,639	10,956	15.4

Basic net income per common share	$ 0.17	$ 0.10	70.0	$ 0.56	$ 0.46	21.7
Diluted net income per common share	0.17	0.10	70.0	0.56	0.46	21.7
Dividends paid per common share	0.02	-	-	0.04	-	-

Shore Bancshares, Inc.								Page 8 of 12
Consolidated Average Balance Sheets
(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2015		2014		2015		2014
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 785,572	4.63%	$ 707,484	4.87%	$ 748,101	4.71%	$ 707,381	4.98%
Investment securities
Taxable	213,097	1.60	232,371	1.58	231,960	1.55	198,207	1.49
Tax-exempt	210	5.30	432	4.19	328	4.54	432	4.20
Federal funds sold	3,886	0.12	2,962	0.07	2,991	0.10	1,883	0.06
Interest-bearing deposits	69,963	0.27	82,812	0.19	53,459	0.24	86,995	0.21
Total earning assets	1,072,728	3.72%	1,026,061	3.73%	1,036,839	3.76%	994,898	3.86%
Cash and due from banks	16,628		24,329		18,497		22,973
Other assets	56,512		61,370		58,502		64,200
Allowance for credit losses	(8,438)		(8,405)		(8,172)		(9,449)
Total assets	$ 1,137,430		$ 1,103,355		$ 1,105,666		$ 1,072,622

Interest-bearing liabilities
Demand deposits	$ 190,237	0.13%	$ 183,251	0.13%	$ 180,810	0.13%	$ 177,828	0.14%
Money market and savings deposits	255,974	0.14	233,441	0.12	243,731	0.14	225,616	0.12
Certificates of deposit $100,000 or more	139,663	0.80	163,813	1.06	149,181	0.93	170,252	1.10
Other time deposits	158,011	0.80	173,695	0.95	164,239	0.84	180,848	1.01
Interest-bearing deposits	743,885	0.40	754,200	0.52	737,961	0.45	754,544	0.56
Short-term borrowings	6,199	0.23	6,356	0.23	6,226	0.24	8,061	0.22
Total interest-bearing liabilities	750,084	0.40%	760,556	0.52%	744,187	0.45%	762,605	0.56%
Noninterest-bearing deposits	234,164		196,520		211,171		178,002
Accrued expenses and other liabilities	6,585		6,603		6,132		6,921
Stockholders' equity	146,597		139,676		144,176		125,094
Total liabilities and stockholders' equity	$ 1,137,430		$ 1,103,355		$ 1,105,666		$ 1,072,622

Net interest spread		3.32%		3.21%		3.31%		3.30%
Net interest margin		3.45%		3.35%		3.43%		3.43%

Shore Bancshares, Inc.								Page 9 of 12
Financial Highlights By Quarter
(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 15		4Q 15
	2015	2015	2015	2015	2014	compared to		compared to
	(4Q 15)	(3Q 15)	(2Q 15)	(1Q 15)	(4Q 14)	3Q 15		4Q 14
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$ 9,315	$ 9,027	$ 8,701	$ 8,560	$ 8,659	3.2%		7.6%
Less: Taxable-equivalent adjustment	22	17	18	21	23	41.2		4.3
Net interest income	9,293	9,010	8,683	8,539	8,636	3.1		7.6
Provision for credit losses	475	410	540	650	650	15.9		(26.9)
Noninterest income	3,638	3,905	3,788	4,085	3,471	(6.8)		4.8
Noninterest expense	8,950	9,396	9,300	9,704	9,510	(4.7)		(5.9)
Income before income taxes	3,506	3,109	2,631	2,270	1,947	12.8		80.1
Income tax expense	1,343	1,200	1,004	861	721	11.9		86.3
Net income	$ 2,163	$ 1,909	$ 1,627	$ 1,409	$ 1,226	13.3		76.4

Return on average assets	0.75%	0.68%	0.60%	0.53%	0.44%	7	bp	31	bp
Return on average equity	5.85	5.23	4.56	4.03	3.48	62		237
Return on average tangible equity (1)	6.49	5.81	5.08	4.50	3.91	68		258
Net interest margin	3.45	3.43	3.43	3.43	3.35	2		10
Efficiency ratio - GAAP	69.10	72.66	74.47	76.74	78.40	(356)		(930)
Efficiency ratio - Non-GAAP (1)	68.84	72.39	74.20	76.48	78.28	(355)		(944)

PER SHARE DATA
Basic net income per common share	$ 0.17	$ 0.15	$ 0.13	$ 0.11	$ 0.10	13.3%		70.0%
Diluted net income per common share	0.17	0.15	0.13	0.11	0.10	13.3		70.0
Dividends paid per common share	0.02	0.02	-	-	-	100.0		100.0
Book value per common share at period end	11.64	11.55	11.35	11.31	11.13	0.8		4.6
Tangible book value per common share at period end (1)	10.59	10.51	10.31	10.26	10.08	0.8		5.1
Market value at period end	10.88	9.72	9.43	9.18	9.34	11.9		16.5
Market range:
High	11.00	9.72	9.55	9.30	9.34	13.2		17.8
Low	10.64	9.37	9.43	9.03	9.34	13.6		13.9

AVERAGE BALANCE SHEET DATA
Loans	$ 785,572	$ 763,306	$ 727,800	$ 714,780	$ 707,484	2.9%		11.0%
Investment securities	213,307	230,222	241,684	244,300	232,803	(7.3)		(8.4)
Earning assets	1,072,728	1,044,230	1,016,172	1,013,490	1,026,061	2.7		4.5
Assets	1,137,430	1,111,361	1,085,857	1,087,401	1,103,355	2.3		3.1
Deposits	978,049	953,826	931,637	932,460	950,720	2.5		2.9
Stockholders' equity	146,597	144,897	143,266	141,884	139,676	1.2		5.0

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$ 257	$ 229	$ 421	$ 547	$ 1,561	12.2%		(83.5)%

Nonaccrual loans	$ 12,093	$ 13,143	$ 14,009	$ 12,913	$ 13,467	(8.0)		(10.2)
Loans 90 days past due and still accruing	7	4	35	36	87	75.0		100.0
Other real estate owned	4,252	2,884	2,498	3,469	3,691	47.4		15.2
Total nonperforming assets	$ 16,352	$ 16,031	$ 16,542	$ 16,418	$ 17,245	2.0		(5.2)

Accruing troubled debt restructurings (TDRs)	$ 15,495	$ 16,431	$ 18,353	$ 16,644	$ 16,674	(5.7)		(7.1)

Total nonperforming assets and accruing TDRs	$ 31,847	$ 32,462	$ 34,895	$ 33,062	$ 33,919	(1.9)		(6.1)

CAPITAL AND CREDIT QUALITY RATIOS
Period-end equity to assets	12.95%	13.05%	13.22%	13.05%	12.77%	(10)	bp	18	bp
Period-end tangible equity to tangible assets (1)	11.93	12.02	12.16	11.98	11.70	(9)		23

Annualized net charge-offs to average loans	0.13	0.12	0.23	0.31	0.88	1		(75)

Allowance for credit losses as a percent of:
Period-end loans	1.05	1.04	1.07	1.08	1.08	1		(3)
Nonaccrual loans	68.77	61.61	56.51	60.39	54.14	716		1,463
Nonperforming assets	50.86	50.51	47.86	47.50	44.62	35		624
Accruing TDRs	53.67	49.28	43.14	46.85	46.15	439		752
Nonperforming assets and accruing TDRs	26.11	24.95	22.69	23.59	22.69	116		342

As a percent of total loans:
Nonaccrual loans	1.52	1.69	1.89	1.79	1.89	(17)		(37)
Accruing TDRs	1.95	2.11	2.48	2.31	2.35	(16)		(40)
Nonaccrual loans and accruing TDRs	3.47	3.80	4.37	4.10	4.24	(33)		(77)

As a percent of total loans+other real estate owned:
Nonperforming assets	2.05	2.06	2.22	2.26	2.41	(1)		(36)
Nonperforming assets and accruing TDRs	3.98	4.16	4.69	4.56	4.75	(18)		(77)

As a percent of total assets:
Nonaccrual loans	1.07	1.18	1.29	1.18	1.22	(11)		(15)
Nonperforming assets	1.44	1.43	1.53	1.50	1.57	1		(13)
Accruing TDRs	1.37	1.47	1.69	1.52	1.52	(10)		(15)
Nonperforming assets and accruing TDRs	2.81	2.90	3.22	3.02	3.09	(9)		(28)

(1) See the reconciliation table on page 12 of 12.

Shore Bancshares, Inc.							Page 10 of 12
Consolidated Statements of Operations By Quarter
(In thousands, except per share data)

						4Q 15	4Q 15
						compared to	compared to
	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	3Q 15	4Q 14
INTEREST INCOME
Interest and fees on loans	$ 9,142	$ 8,912	$ 8,581	$ 8,491	$ 8,665	2.6%	5.5%
Interest and dividends on investment securities:
Taxable	854	892	932	924	917	(4.3)	(6.9)
Tax-exempt	2	2	3	3	3	-	(33.3)
Interest on federal funds sold	1	1	-	1	-	-	100.0
Interest on deposits with other banks	48	30	26	26	40	60.0	20.0
Total interest income	10,047	9,837	9,542	9,445	9,625	2.1	4.4

INTEREST EXPENSE
Interest on deposits	750	824	856	901	985	(9.0)	(23.9)
Interest on short-term borrowings	4	3	3	5	4	33.3	-
Total interest expense	754	827	859	906	989	(8.8)	(23.8)

NET INTEREST INCOME	9,293	9,010	8,683	8,539	8,636	3.1	7.6
Provision for credit losses	475	410	540	650	650	15.9	(26.9)

NET INTEREST INCOME AFTER PROVISION
FOR CREDIT LOSSES	8,818	8,600	8,143	7,889	7,986	2.5	10.4

NONINTEREST INCOME
Service charges on deposit accounts	806	769	658	634	629	4.8	28.1
Trust and investment fee income	348	360	450	469	478	(3.3)	(27.2)
Investment securities gains	-	-	-	-	23	-	(100.0)
Insurance agency commissions	1,760	2,107	1,932	2,475	1,736	(16.5)	1.4
Other noninterest income	724	669	748	507	605	8.2	19.7
Total noninterest income	3,638	3,905	3,788	4,085	3,471	(6.8)	4.8

NONINTEREST EXPENSE
Salaries and wages	4,366	4,468	4,393	4,313	4,305	(2.3)	1.4
Employee benefits	890	935	924	1,156	956	(4.8)	(6.9)
Occupancy expense	583	600	611	626	570	(2.8)	2.3
Furniture and equipment expense	215	223	233	255	234	(3.6)	(8.1)
Data processing	809	800	868	783	766	1.1	5.6
Directors' fees	114	117	116	123	99	(2.6)	15.2
Amortization of intangible assets	33	34	33	33	33	(2.9)	-
FDIC insurance premium expense	281	243	306	384	402	15.6	(30.1)
Write-downs of other real estate owned	39	7	54	27	192	457.1	(79.7)
Legal and professional fees	440	642	573	725	619	(31.5)	(28.9)
Other noninterest expenses	1,180	1,327	1,189	1,279	1,334	(11.1)	(11.5)
Total noninterest expense	8,950	9,396	9,300	9,704	9,510	(4.7)	(5.9)

Income before income taxes	3,506	3,109	2,631	2,270	1,947	12.8	80.1
Income tax expense	1,343	1,200	1,004	861	721	11.9	86.3

NET INCOME	$ 2,163	$ 1,909	$ 1,627	$ 1,409	$ 1,226	13.3	76.4

Weighted average shares outstanding - basic	12,631	12,630	12,629	12,625	12,617	0.0	0.1
Weighted average shares outstanding - diluted	12,645	12,640	12,638	12,633	12,626	0.0	0.2

Basic net income per common share	$ 0.17	$ 0.15	$ 0.13	$ 0.11	$ 0.10	13.3	70.0
Diluted net incomeper common share	0.17	0.15	0.13	0.11	0.10	13.3	70.0
Dividends paid per common share	0.02	0.02	-	-	-	-	-

Shore Bancshares, Inc.												Page 11 of 12
Consolidated Average Balance Sheets By Quarter
(Dollars in thousands)

											Average balance
											4Q 15	4Q 15
											compared to	compared to
	4Q 15		3Q 15		2Q 15		1Q 15		4Q 14		3Q 15	4Q 14
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$ 785,572	4.63%	$ 763,306	4.64%	$ 727,800	4.74%	$ 714,780	4.83%	$ 707,484	4.87%	2.9%	11.0%
Investment securities
Taxable	213,097	1.60	229,979	1.55	241,254	1.55	243,869	1.52	232,371	1.58	(7.3)	(8.3)
Tax-exempt	210	5.30	243	5.01	430	4.21	431	4.19	432	4.19	(13.6)	(51.4)
Federal funds sold	3,886	0.12	2,341	0.10	2,931	0.09	2,801	0.09	2,962	0.07	66.0	31.2
Interest-bearing deposits	69,963	0.27	48,361	0.25	43,757	0.24	51,609	0.20	82,812	0.19	44.7	(15.5)
Total earning assets	1,072,728	3.72%	1,044,230	3.74%	1,016,172	3.77%	1,013,490	3.79%	1,026,061	3.73%	2.7	4.5
Cash and due from banks	16,628		17,434		18,723		21,268		24,329		(4.6)	(31.7)
Other assets	56,512		57,891		59,045		60,611		61,370		(2.4)	(7.9)
Allowance for credit losses	(8,438)		(8,194)		(8,083)		(7,968)		(8,405)		3.0	0.4
Total assets	$ 1,137,430		$ 1,111,361		$ 1,085,857		$ 1,087,401		$ 1,103,355		2.3	3.1

Interest-bearing liabilities
Demand deposits	$ 190,237	0.13%	$ 184,471	0.13%	$ 171,274	0.12%	$ 177,071	0.13%	$ 183,251	0.13%	3.1	3.8
Money market and savings deposits	255,974	0.14	242,830	0.14	238,173	0.14	237,755	0.14	233,441	0.12	5.4	9.7
Certificates of deposit $100,000 or more	139,663	0.80	148,617	0.92	152,478	0.97	156,154	1.00	163,813	1.06	(6.0)	(14.7)
Other time deposits	158,011	0.80	163,224	0.82	166,277	0.85	169,584	0.90	173,695	0.95	(3.2)	(9.0)
Interest-bearing deposits	743,885	0.40	739,142	0.44	728,202	0.47	740,564	0.49	754,200	0.52	0.6	(1.4)
Short-term borrowings	6,199	0.23	6,501	0.24	4,872	0.23	7,340	0.27	6,356	0.23	(4.6)	(2.5)
Total interest-bearing liabilities	750,084	0.40%	745,643	0.44%	733,074	0.47%	747,904	0.49%	760,556	0.52%	0.6	(1.4)
Noninterest-bearing deposits	234,164		214,684		203,435		191,896		196,520		9.1	19.2
Accrued expenses and other liabilities	6,585		6,137		6,082		5,717		6,603		7.3	(0.3)
Stockholders' equity	146,597		144,897		143,266		141,884		139,676		1.2	5.0
Total liabilities and stockholders' equity	$ 1,137,430		$ 1,111,361		$ 1,085,857		$ 1,087,401		$ 1,103,355		2.3	3.1

Net interest spread		3.32%		3.30%		3.30%		3.30%		3.21%
Net interest margin		3.45%		3.43%		3.43%		3.43%		3.35%

Shore Bancshares, Inc.							Page 12 of 12
Reconciliation of Generally Accepted Accounting Principles (GAAP)
and Non-GAAP Measures
(In thousands, except per share data)

						YTD	YTD
	4Q 15	3Q 15	2Q 15	1Q 15	4Q 14	12/31/2015	12/31/2014

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income	$ 2,163	$ 1,909	$ 1,627	$ 1,409	$ 1,226	$ 7,108	$ 5,051
Net income - annualized (A)	$ 8,581	$ 7,574	$ 6,526	$ 5,714	$ 4,864	$ 7,108	$ 5,051

Net income, excluding net amortization of intangible assets	$ 2,183	$ 1,930	$ 1,647	$ 1,429	$ 1,246	$ 7,189	$ 5,173

Net income, excluding net amortization of intangible
assets - annualized (B)	$ 8,661	$ 7,657	$ 6,606	$ 5,795	$ 4,943	$ 7,189	$ 5,173

Average stockholders' equity (C)	$ 146,597	$ 144,897	$ 143,266	$ 141,884	$ 139,676	$ 144,176	$ 125,094
Less: Average goodwill and other intangible assets	(13,155)	(13,182)	(13,215)	(13,248)	(13,281)	(13,200)	(14,448)
Average tangible equity (D)	$ 133,442	$ 131,715	$ 130,051	$ 128,636	$ 126,395	$ 130,976	$ 110,646

Return on average equity (GAAP) (A)/(C)	5.85%	5.23%	4.56%	4.03%	3.48%	4.93%	4.04%
Return on average tangible equity (Non-GAAP) (B)/(D)	6.49%	5.81%	5.08%	4.50%	3.91%	5.49%	4.68%

The following reconciles GAAP efficiency ratio and non-GAAP
efficiency ratio (Note 2):

Noninterest expense (E)	$ 8,950	$ 9,396	$ 9,300	$ 9,704	$ 9,510	$ 37,350	$ 39,361
Less: Amortization of intangible assets	(33)	(34)	(33)	(33)	(33)	(133)	(201)
Adjusted noninterest expense (F)	$ 8,917	$ 9,362	$ 9,267	$ 9,671	$ 9,477	$ 37,217	$ 39,160

Taxable-equivalent net interest income (G)	$ 9,315	$ 9,027	$ 8,701	$ 8,560	$ 8,659	$ 35,604	$ 34,134
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$ 9,315	$ 9,027	$ 8,701	$ 8,560	$ 8,659	$ 35,604	$ 34,134

Noninterest income (I)	$ 3,638	$ 3,905	$ 3,788	$ 4,085	$ 3,471	$ 15,416	$ 16,781
Less: Investment securities (gains)/losses	-	-	-	-	(23)	-	(23)
Other nonrecurring (gains)/losses	-	-	-	-	-	-	(114)
Adjusted noninterest income (J)	$ 3,638	$ 3,905	$ 3,788	$ 4,085	$ 3,448	$ 15,416	$ 16,644

Efficiency ratio (GAAP) (E)/(G)+(I)	69.10%	72.66%	74.47%	76.74%	78.40%	73.21%	77.31%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	68.84%	72.39%	74.20%	76.48%	78.28%	72.95%	77.12%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$ 146,967	$ 145,887	$ 143,402	$ 142,746	$ 140,469
Less: Goodwill and other intangible assets	(13,142)	(13,162)	(13,195)	(13,228)	(13,262)
Tangible equity (L)	$ 133,825	$ 132,725	$ 130,207	$ 129,518	$ 127,207

Shares outstanding (M)	12,631	12,630	12,630	12,625	12,618

Book value per common share (GAAP) (K)/(M)	$ 11.64	$ 11.55	$ 11.35	$ 11.31	$ 11.13
Tangible book value per common share (Non-GAAP) (L)/(M)	$ 10.59	$ 10.51	$ 10.31	$ 10.26	$ 10.08

The following reconciles equity to assets and
tangible equity to tangible assets (Note 1):

Stockholders' equity (N)	$ 146,967	$ 145,887	$ 143,402	$ 142,746	$ 140,469
Less: Goodwill and other intangible assets	(13,142)	(13,162)	(13,195)	(13,228)	(13,262)
Tangible equity (O)	$ 133,825	$ 132,725	$ 130,207	$ 129,518	$ 127,207

Assets (P)	$ 1,135,143	$ 1,117,813	$ 1,084,352	$ 1,094,128	$ 1,100,402
Less: Goodwill and other intangible assets	(13,142)	(13,162)	(13,195)	(13,228)	(13,262)
Tangible assets (Q)	$ 1,122,001	$ 1,104,651	$ 1,071,157	$ 1,080,900	$ 1,087,140

Period-end equity/assets (GAAP) (N)/(P)	12.95%	13.05%	13.22%	13.05%	12.77%
Period-end tangible equity/tangible assets (Non-GAAP) (O)/(Q)	11.93%	12.02%	12.16%	11.98%	11.70%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

CONTACT: George Rapp, Chief Financial Officer, 410-763-7800